UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 4, 2014

WORTHINGTON ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52590	20-1399613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

145 Corte Madera Town Center #138

Corte Madera, CA 94925

(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 450-1515

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2014, the Board of Directors of Worthington Energy, Ionc. (the “Company”) accepted the resignation of David Pinkman as a member of the Board of Directors of the Company. Mr. Pinkman’s resignation is not a result of any disagreement with the Company or its executive officers, or any matter relating to the Company’s operations, policies or practices.

2

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date August 7, 2014	By: /s/ CHARLES VOLK
Charles Volk
Chief Executive Officer

3